UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Following a Special Meeting of its stockholders, Pangaea Logistics Solutions Ltd. (the “Company”) completed its previously announced acquisition (the “Transaction”) as disclosed in its Current Report on Form 8-K filed on September 23, 2024, of fifteen handy-size dry bulk vessels owned by Strategic Shipping Inc. (“SSI”) into the Company’s fleet.  In connection with the Transaction and in accordance with the Agreement and Plan of Merger between the Company, SSI, Renaissance Holdings LLC, a wholly-owned subsidiary of SSI, and Renaissance Merger Sub LLC, a wholly-owned subsidiary of the Company, the Company issued to SSI an aggregate of 18,059,342 shares of its common stock.  Following the consummation of the Transaction, the Company has a total of 64,961,433 shares of common stock issued and outstanding.

For additional information on the Transaction please see the Company’s Current Report on Form 8-K filed on September 23, 2024 and the Current Report on Form 8-K/A filed on November 26, 2024, which includes certain financial information of the Company and Renaissance Holdings LLC.

Item 5.07 Submission of Maters to a Vote of Security Holders.

(a) On December 30, 2024, the Company held a special meeting of stockholders (the "Special Meeting").  Of the 46,902,091 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting, 34,841,375 shares, constituting a quorum, were represented in person or by proxy at the Special Meeting.

(b) Two proposals were submitted by the Company’s Board of Directors to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

Proposal No. 1- Approval of the issuance of the Merger Shares in accordance with the shareholder approval requirements of Nasdaq Listing Rule 5635. The votes on this proposal were as follows:

For	Against	Abstain
34,592,844	194,197	54,334

Proposal No. 2 – Approval to adjourn or postpone the Special Meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or approve Proposal 1 or Proposal 2. The votes on this proposal were as follows:

For	Against	Abstain
33,278,564	1,484,093	78,718

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The information required by this item related to the acquisition described in Item 2.01 above was included in a Form 8-K/A filed by the Company on November 26, 2024.

(b) Pro forma financial information

The information required by this item related to the acquisition described in Item 2.01 above was included in a Form 8-K/A filed by the Company on November 26, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer